Exhibit 99.1

WhiteHorse Finance, Inc. Reports Fourth Quarter and Full Year 2013 Earnings Results

NEW YORK, NY, February 27, 2014 – WhiteHorse Finance, Inc. (“WhiteHorse Finance” or the "Company") (NASDAQ: WHF) today reported its financial results for the quarter and full year ended December 31, 2013.

2013 Summary Highlights

•	New investments of $264 million for the full year
•	Full year net investment income of $19.3 million
•	Full year distributions of $1.42

Jay Carvell, WhiteHorse Finance’s Chief Executive Officer commented, “In our first full year as a public company, we invested approximately $264 million in new and existing loans, completed a public offering of $30 million of 6.5% senior notes, consistently delivered a distribution to our shareholders and experienced no significant credit issues in our portfolio. We remain committed to our disciplined investment rationale which allowed us to identify a number of high-quality investment opportunities throughout the year. We believe we are well-positioned for future growth and diversification given the robustness of our current pipeline and extensive deal sourcing network.”

Portfolio and Investment Activity

As of December 31, 2013, the fair value of WhiteHorse Finance’s investment portfolio was $272.4 million, more than a 50% increase over the prior year. The portfolio is entirely comprised of senior secured loans. Additionally, WhiteHorse Finance’s portfolio consisted of 88.4% variable-rate investments (indexed to LIBOR), which should position the portfolio well for a potential rising interest rate environment. The overall portfolio consisted of 21 positions across 19 companies with an average investment size of $13.0 million and a weighted average cash yield of 10.9%.

As of December 31, 2012, the fair value of WhiteHorse Finance’s investment portfolio was $180.5 million.

For the three months ended December 31, 2013, WhiteHorse Finance invested $113.4 million across nine companies, or $97.0 million in new portfolio companies, $6.4 million in existing portfolio companies and $10.0 million in refinancings of existing portfolio companies. Gross proceeds from sales and repayments totaled $56.4 million for the same period.

For the year ended December 31, 2013, the Company invested $263.8 million in 19 companies, or $199.4 million in new portfolio companies and $9.9 million in existing portfolio companies and $54.5 million in refinancings of existing portfolio companies. Gross proceeds from sales and repayments totaled $169.5 million for the same period.

Results of Operations

For the three months and the year ended December 31, 2013, WhiteHorse Finance reported net investment income of $4.2 million and $19.3 million, respectively.

1

For the three months and the year ended December 31, 2013, WhiteHorse Finance reported unrealized appreciation on investments of $2.2 million and unrealized depreciation on investments of $0.3 million, respectively.

For the three months and the year ended December 31, 2013, WhiteHorse Finance reported a net increase in net assets of $6.3 million and $19.0 million, respectively.

The Company’s NAV was $227.0 million as of December 31, 2013, resulting in NAV per share of $15.16, as compared with $229.0 million, or $15.30 per share, reported as of December 31, 2012.

Liquidity and Capital Resources

As of December 31, 2013, WhiteHorse Finance had cash and cash equivalents of $96.0 million, compared with $187.8 million as of December 31, 2012, inclusive of restricted cash. The decrease in cash on hand was due primarily to deployment in new investments.

Distributions

On November 26, 2013, the Company declared a distribution of $0.355 per share for the quarter ended December 31, 2013. The distribution was payable on January 3, 2014 to stockholders of record as of December 19, 2013. This marks the fifth consecutive quarter that the Company has declared a distribution at this rate.

Distributions are paid from taxable earnings and may include return of capital and/or capital gains. The specific tax characteristics of the distributions will be reported to stockholders on Form 1099-DIV after the end of the calendar year and in the Company's periodic reports filed with the Securities and Exchange Commission.

Conference Call

WhiteHorse Finance will host a conference call to discuss its fourth quarter and full year earnings results at 10:00 a.m. ET on Thursday, February 27, 2014. To access the teleconference, please dial 706-758-9224 (domestic and international) approximately 10 minutes before the teleconference’s scheduled start time and reference ID# 35793303. Investors may also access the call on the investor relations portion of the Company’s website at http://phx.corporate-ir.net/phoenix.zhtml?c=251424&p=irol-IRHome.

If you are unable to access the live teleconference, a replay will be available beginning approximately two hours after the call’s completion through March 6, 2014. The teleconference replay can be accessed by dialing 404-537-3406 (domestic and international) and entering ID# 35793303. A webcast replay will also be available on the investor relations portion of the Company’s website at http://phx.corporate-ir.net/phoenix.zhtml?c=251424&p=irol-IRHome.

About WhiteHorse Finance, Inc.

WhiteHorse Finance, Inc. is a business development company that originates and invests in loans to privately held small-cap companies across a broad range of industries. The Company’s investment activities are managed by its investment adviser, H.I.G. WhiteHorse Advisers, LLC, an affiliate of H.I.G. Capital, L.L.C. (“H.I.G. Capital”). H.I.G. Capital is a leading global alternative asset manager managing approximately $15 billion of capital as of February 27, 2014 across a number of funds focused on the small and mid-cap markets. For more information about H.I.G. Capital, please visit http://www.higcapital.com. For more information about the Company, please visit http://www.whitehorsefinance.com.

2

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

Contacts

Alastair Merrick

WhiteHorse Finance, Inc.

212-506-0500

amerrick@whitehorsefinance.com

Brian Schaffer

Prosek Partners

212-279-3115

bschaffer@prosek.com

Source: WhiteHorse Finance, Inc.

(Financial Tables Follow)

3

WhiteHorse Finance, Inc.

Consolidated Statements of Assets and Liabilities

(in thousands, except share and per share data)

	December 31, 2013	December 31, 2012
Assets
Investments, at fair value (cost $272,608 and $180,377, respectively)	$272,439	$180,488
Cash and cash equivalents	92,905	156,123
Restricted cash and cash equivalents	3,078	31,646
Interest receivable	1,585	1,474
Deferred financing costs	3,827	3,184
Prepaid expenses and other receivables	319	367
Total assets	$374,153	$373,282

Liabilities
Credit facility	$25,000	$51,250
Senior notes	30,000	-
Unsecured term loan	55,000	90,000
Distributions payable	5,317	1,616
Management fees payable	2,831	306
Payable for investments purchased	28,606	-
Accounts payable and accrued expenses	397	1,061
Total liabilities	147,151	144,233

Net assets
Common stock, 14,977,056 and 14,965,624 shares issued and outstanding, par value $0.001 per share and 100,000,000 authorized	15	15
Paid-in capital in excess of par	228,646	228,466
Capital distributions in excess of net income	(854)	-
Undistributed net investment income	-	1,164
Net realized losses on investments	-	(71)
Net unrealized depreciation on investments	(805)	(525)
Total net assets	227,002	229,049
Total liabilities and total net assets	$374,153	$373,282

Number of shares outstanding	14,977,056	14,965,624
Net asset value per share	$15.16	$15.30

4

WhiteHorse Finance, Inc.

Consolidated Statements of Operations

(in thousands, except share and per share data)

	Three Months ended December 31,		Years ended December 31,
	2013	2012	2013	2012
Investment income
Interest income	$8,615	$15,931	$37,617	$44,793
Total investment income	8,615	15,931	37,617	44,793

Expenses
Interest expense	1,271	1,131	5,341	1,131
Base management fees	1,289	306	4,811	306
Performance-based incentive fees	1,065	-	4,800	-
Administrative service fees	253	109	1,173	109
Organization costs	-	310	-	406
General and administrative expenses	568	347	2,182	640
Total expenses	4,446	2,203	18,307	2,592
Net investment income	4,169	13,728	19,310	42,201

Realized and unrealized (losses) gains on investments
Net realized losses on investments	-	(489)	-	(2,754)
Net change in unrealized (depreciation) appreciation on investments	2,166	(5,264)	(280)	111
Net realized and unrealized losses gains on investments	2,166	(5,753)	(280)	(2,643)
Net increase in net assets resulting from operations	$6,335	$7,975	$19,030	$39,558

Per Common Share Data
Basic and diluted earnings per common share (1)	$0.423	N/A	$1.27	N/A
Dividends and distributions declared per common share (1)	$0.355	N/A	$1.42	N/A
Basic and diluted weighted average common shares outstanding (1)	14,977,056	N/A	14,971,324	N/A

(1) Prior to December 4, 2012, the Company did not have common shares outstanding and therefore weighted average shares outstanding information and per share data for the year ended December 31, 2012 are not provided.

5

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments

December 31, 2013

(in thousands)

Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal Amount	Amortized Cost	Fair Value	Fair Value As A Percentage Of Net Assets
North America

Aerospace & Defense
ILC Industries, LLC
First Lien Secured Term Loan	L+6.50%	8.00%	7/11/18	$4,785	$4,773	$4,792	2.11%
	(1.50% Floor)
Second Lien Secured Term Loan	L+10.00%	11.50%	7/11/19	5,000	4,882	4,965	2.19
	(1.50% Floor)
				9,785	9,655	9,757	4.30
Building Products
TCO Funding Corp.
First Lien Secured Term Loan	L+7.50%	9.50%	4/27/15	17,493	17,381	17,511	7.71
	(2.00% Floor)

Consumer Finance
Oasis Legal Finance, LLC
Second Lien Secured Term Loan	N/A(4)	10.50%	9/30/18	10,000	9,807	9,990	4.40

Sigue Corporation
Second Lien Secured Term Loan	L+9.00%	10.00%	12/27/18	25,000	24,501	24,500	10.79
	(1.00% Floor)
				35,000	34,308	34,490	15.19

Data Processing & Outsourced Services
Future Payment Technologies, L.P.
Second Lien Secured Term Loan	L+10.00%	11.00%	12/31/18	35,000	33,600	33,600	14.80
	(1.00% Floor)	(2.00% PIK)

Diversified Support Services
Smile Brands Group Inc.
First Lien Secured Term Loan	L+6.25%	7.50%	8/16/19	11,970	11,741	11,874	5.23
	(1.25% Floor)
ARSloane Acquisition, LLC
Second Lien Secured Term Loan	L+10.50%	11.75%	10/1/20	4,000	3,922	4,036	1.78
	(1.25% Floor)
				15,970	15,663	15,910	7.01

Education Services
Renaissance Learning, Inc.
Second Lien Secured Term Loan	L+7.75%	8.75%	5/14/21	17,000	17,040	17,102	7.53
	(1.00% Floor)

Electronic Equipment & Instruments
AP Gaming I, LLC
First Lien Secured Term Loan	L+8.25%	9.25%	12/20/20	10,000	9,700	9,700	4.27
	(1.00% Floor)

Health Care Distributors
Comprehensive Decubitus Therapy, Inc.
First Lien Secured Term Loan	L+13.50%	15.00%	3/15/18	14,639	14,392	14,609	6.44
	(1.50% Floor)	(3.00% PIK)
First Lien Secured Revolving Loan	L+13.50%	15.00%	3/15/18	896	863	894	0.39
	(1.50% Floor)	(3.00% PIK)
P2 Newco Acquisition, Inc.
Second Lien Secured Term Loan	L+8.50%	9.50%	10/22/21	10,000	9,901	10,060	4.43
	(1.00% Floor)
				25,535	25,156	25,563	11.26

Health Care Facilities
Grupo HIMA San Pablo, Inc.
First Lien Secured Term Loan	L+9.00%	10.50%	1/31/18	14,888	14,631	14,798	6.52
	(1.50% Floor)
Second Lien Secured Term Loan		15.75%	7/31/18	1,000	956	989	0.44

				15,888	15,587	15,787	6.96

6

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments

December 31, 2013

(in thousands)

Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal Amount	Amortized Cost	Fair Value	Fair Value As A Percentage Of Net Assets
Homebuilding
Orleans Homebuilders, Inc.
First Lien Secured Term Loan	L+8.50%	10.50%	2/14/16	$16,345	$16,410	$16,508	7.27%
	(2.00% Floor)

Integrated Telecommunication Services
Securus Technologies, Inc.
Second Lien Secured Term Loan	L+7.75%	9.00%	4/30/21	8,090	8,012	8,066	3.55
	(1.25% Floor)

Internet Retail
Bluestem Brands, Inc.
First Lien Secured Term Loan	L+6.50%	7.50%	12/6/18	10,000	$9,800	9,840	4.33
	(1.00% Floor)

Oil & Gas Drilling
ProPetro Services, Inc.
First Lien Secured Term Loan	L+6.25%	7.25%	9/30/19	9,875	9,778	9,974	4.39
	(1.00% Floor)

Specialized Consumer Services
Pre-Paid Legal Services, Inc.
Second Lien Secured Term Loan	L+8.50%	9.75%	7/1/20	18,000	17,776	18,072	7.96
	(1.25% Floor)

Specialized Finance
GMT Holdings 1, Ltd. & GMT Holdings 12, Ltd.(3)
First Lien Secured Term Loan	N/A(4)	25.00%	6/30/14	22,822	22,886	20,699	9.12

Trading Companies & Distributors
Distribution International, Inc.
First Lien Secured Term Loan	L+6.50%	7.50%	7/16/19	9,950	9,856	9,860	4.34
	(1.00% Floor)
Total Investments				$276,753	$272,608	$272,439	120.02%

(1)	The investments bear interest at a rate that may be determined by reference to the London Interbank Offered Rate (“LIBOR” or “L”), which resets monthly, quarterly or semiannually.

(2)	The interest rate is the “all-in-rate” including the current index and spread, the fixed rate, and the payment-in-kind, or “PIK”, interest rate, as the case may be.

(3)	WhiteHorse Finance, Inc.’s investments in GMT Holdings 1, Ltd. and GMT Holdings 12, Ltd. are held through its subsidiary Bayside Financing S.A.R.L.

(4)	Interest rate is fixed and accordingly the spread above the index is not applicable.

7

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments

December 31, 2012

(in thousands)

Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal Amount	Amortized Cost	Fair Value	Fair Value As A Percentage Of Net Assets
North America

Apparel, Accessories & Luxury Goods
St. John Knits International, Inc.
First Lien Secured Term Loan	N/A(4)	13.00%	3/3/15	$11,769	$11,827	$12,040	5.26%

Building Products
TCO Funding Corp.
First Lien Secured Term Loan	L+7.50%	9.50%	4/27/14	17,671	17,352	17,671	7.71
	(2.00% Floor)

Electronic Equipment & Instruments
AGS, LLC
First Lien Secured Term Loan	L+10.00%	11.50%	8/15/16	17,309	16,662	16,098	7.03
	(1.50% Floor)
First Lien Secured Initial Delayed Draw	L+10.00%	11.50%	8/15/16	1,129	1,087	1,050	0.46
	(1.50% Floor)
First Lien Secured Secondary Delayed Draw	L+10.00%	N/A(5)	8/15/16	—	—	—	—
	(1.50% Floor)
				18,438	17,749	17,148	7.49

Health Care Facilities
Genoa Healthcare, LLC
Second Lien Secured Term Loan	L+11.00%	14.00%	2/10/15	27,060	27,060	27,060	11.81
	(3.00% Floor)	(1.50% PIK)

Pharmaceuticals
Acella Pharmaceuticals, LLC
First Lien Secured Term Loan	L+13.00%	14.00%	12/30/15	60,886	60,886	60,886	26.58
	(1.00% Floor)	(3.00% PIK)

Specialized Consumer Services
Pre-Paid Legal Services, Inc.
First Lien Secured Term Loan A	L+6.00%	7.50%	12/31/16	1,437	1,363	1,447	0.63
	(1.50% Floor)
Second Lien Secured Term Loan B	L+9.50%	11.00%	12/31/16	7,929	7,898	7,802	3.41
	(1.50% Floor)
				9,366	9,261	9,249	4.04

Specialized Finance
GMT Holdings 1, Ltd. & GMT Holdings 12, Ltd.(3)
First Lien Secured Term Loan	N/A(4)	25.00%	6/30/13	36,434	36,242	36,434	15.91

Total Investments				$181,624	$180,377	$180,488	78.80%

(1)	The investments bear interest at a rate that may be determined by reference to the London Interbank Offered Rate (“LIBOR” or “L”), which resets monthly, quarterly or semiannually.

(2)	The interest rate is the “all-in-rate” including the current index and spread, the fixed rate, and the payment-in-kind, or “PIK”, interest rate, as the case may be.

(3)	WhiteHorse Finance, Inc.’s investments in GMT Holdings 1, Ltd. and GMT Holdings 12, Ltd. are held through its subsidiary Bayside Financing S.A.R.L.

(4)	Interest rate is fixed and accordingly the spread above the index is not applicable.

(5)	The entire commitment was unfunded at December 31, 2012. The Company earns a commitment fee of 5.00% on the unfunded amount.

8